                                                                  Exhibit 10.12d

                             LETTER AMENDMENT NO. 5


                                                       Dated as of June 22, 2001

To the Banks (the "BANKS") party to the Third Amended and Restated Parallel Purchase Commitment referred to below, the Investors (the "INVESTORS") party to the Fourth Amended and Restated Trade
   Receivables Purchase and Sale Agreement
   referred to below and to Citicorp North
   America, Inc., as agent for the Banks and the Investors (the "AGENT")

Ladies and Gentlemen:

                  We refer to (i) the Third Amended and Restated Parallel Purchase Commitment dated as of May 28, 1999, as amended by Letter Amendment No. 2 dated as of February 9, 2000, Letter Amendment and Waiver No. 3 dated as of August 31, 2000 and Letter Amendment No. 4 dated as of March 14, 2001 (as so amended, the "PARALLEL PURCHASE COMMITMENT") among PolyOne Corporation (formerly known as The Geon Company) ("POLYONE"), the Banks and the Agent and (ii) the Fourth Amended and Restated Trade Receivables Purchase and Sale Agreement dated as of May 28, 1999 between PolyOne, the Investors and the Agent, as amended by Letter Amendment No. 1 dated as of July 21, 1999, Letter Amendment No. 2 dated as of February 9, 2000, Letter Amendment and Waiver No. 3 dated as of August 31, 2000 and Letter Amendment No. 4 dated as of March 14, 2001 (as so amended, the "INVESTOR AGREEMENT" and together with the Parallel Purchase Commitment, the "AGREEMENTS"). Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Agreements.

                  It is hereby agreed by you and us as follows:

                  SECTION 1. AMENDMENT OF THE PARALLEL PURCHASE COMMITMENT. The Parallel Purchase Commitment is, effective as of the date of this Letter Amendment and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, hereby amended as follows:

                  (a) The definition of "Bank Commitment" set forth in Section
         1.01 of the Parallel Purchase Commitment is hereby amended by deleting the number "$200,000,000" in clause (i) thereof and substituting therefor the number "$250,000,000".

                  (b) The definition of "Commitment" set forth in Section 1.01 of the Parallel Purchase Commitment is hereby amended by deleting the number "$200,000,000" therein and substituting therefor the number "$250,000,000".

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                  (c) Section 7.01(f) thereof is amended by deleting the
         percentage "4%" immediately after the words "the Delinquency Ratio as at the last day of any calendar month shall exceed" and substituting therefor the percentage "10%".

                  SECTION 2. AMENDMENT OF THE INVESTOR AGREEMENT. The Investor Agreement is, effective as of the date of this Letter Amendment and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, hereby amended as follows:

                  (a) The definition of "Delinquent Receivable" set forth in
         Section 1.01 thereof is amended by deleting the words "for 61 to 90 days" therein and substituting therefor the words "for 31 to 90 days";

                  (b) The definition of "Purchase Limit" set forth in Section
         1.01 thereof is amended by deleting the number "$200,000,000" therein and substituting therefor the number "$250,000,000";

                  (c) Section 7.01(h) thereof is amended by deleting the percentage "4%" immediately after the words "the Delinquency Ratio as at the last day of any calendar month shall exceed" and substituting therefor the percentage "10%".

                  SECTION 3. DELIVERY OF LOCK BOX LETTERS. PolyOne hereby agrees to deliver to the Agent within 30 days of the date hereof, a Lock-Box Agreement with respect to each new Lock-Box Account listed on Schedule I hereto in form and substance reasonably satisfactory to the Agent duly executed by PolyOne and the respective Lock-Box Bank. Each of the parties hereto hereby agrees that if any such Lock-Box agreement is not delivered to the Agent by such date, such non-delivery shall constitute an Event of Investment Ineligibility under the Investor Agreement and an Event of Termination under the Parallel Purchase Commitment unless the date for delivery is extended in writing by the Agent.

                  SECTION 4. AUDITS. PolyOne hereby agrees to permit the Agent and its agents and representatives to complete the audits (the process of which is set forth in Section 5.01(c) of the Investor Agreement) of PolyOne, all Selling Subsidiaries and all business units of PolyOne, including, without limitation, Geon Engineered Films, Inc., PolyOne Distribution Company and all of the business units of PolyOne listed on Schedule I hereto in form and substance reasonably satisfactory to the Agent within 90 days of the date hereof. Each of the parties hereto hereby agrees that if the audits of any such Selling Subsidiary or business unit of PolyOne are not completed in form and substance reasonably satisfactory to the Agent by such date, such non-completion shall constitute an Event of Investment Ineligibility under the Investor Agreement and an Event of Termination under the Parallel Purchase Commitment unless the date for completion is extended in writing by the Agent.

                  SECTION 5. CONDITIONS OF EFFECTIVENESS OF THIS LETTER AMENDMENT. This Letter Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received:



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

   (a) counterparts of this Letter Amendment executed by the undersigned, the Agent, the Banks and the Investors;

   (b) a copy of the resolutions adopted by the Board of Directors of PolyOne approving the increase of the Bank Commitment under the Parallel Purchase Commitment, and the Purchase Limit under the Investor Agreement, pursuant to this Letter Amendment;

   (c) a certificate of the Secretary or Assistant Secretary of PolyOne certifying the names and the signatures of the officers of PolyOne authorized on its behalf to sign this Letter Amendment; and

   (d) a favorable opinion of the Senior Corporate Counsel to PolyOne, in substantially the form of Exhibit A to this Letter Amendment.

                  This Letter Amendment is subject to the provisions of Section
11.01 of the Agreements.

                  SECTION 6. REFERENCE TO AND EFFECT ON THE RELATED DOCUMENTS.
(a) On and after the effectiveness of this Letter Amendment, (i) each reference in the Parallel Purchase Commitment to "this Agreement", "hereunder", "hereof" or words of like import referring to the Parallel Purchase Commitment, and each reference in the Certificates, the Selling Subsidiary Letters and the Investor Agreement, to "the Agreement", "the Parallel Purchase Commitment", "thereunder", "thereof" or words of like import referring to the Parallel Purchase Commitment, shall mean and be a reference to the Parallel Purchase Commitment, as amended by this Letter Amendment and (ii) each reference in the Investor Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Investor Agreement, and each reference in the Certificates, the Selling Subsidiary Letters and the Parallel Purchase Commitment, to "the Agreement", "the Investor Agreement", "thereunder", "thereof" or words of like import referring to the Investor Agreement, shall mean and be a reference to the Investor Agreement, as amended by this Letter Amendment.

                  (b) The Parallel Purchase Commitment and the Investor Agreement, as specifically amended by this Letter Amendment, and the Certificates and the Selling Subsidiary Letters are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank, any Investor or the Agent under the Parallel Purchase Commitment, the Investor Agreement, the Certificates or any Selling Subsidiary Letter, nor constitute a waiver of any provision of the Parallel Purchase Commitment, the Investor Agreement, the Certificates or any Selling Subsidiary Letter.

                  SECTION 7. COSTS AND EXPENSES. The undersigned agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Letter Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 11.06 of the Agreements.

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

                  SECTION 8. EXECUTION OF THIS LETTER AMENDMENT. (a) If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Junette Earl, Citibank, N.A., 388 Greenwich Street, 19th Floor, New York, NY 10013, Telephone: (212) 816-0002, Telecopier: (212) 816-0245.

                  (b) This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]













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


                  SECTION 9. GOVERNING LAW. This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                         Very truly yours,

                                         POLYONE CORPORATION

                                         By
                                            ----------------------------------
                                              Name:
                                              Title:

Agreed as of the date first above written:

CITICORP NORTH AMERICA, INC.,
         as Agent

By
   --------------------------------
     Name:
     Title:


CITIBANK, N.A.

By:
   --------------------------------
      Name:
      Title:


CORPORATE RECEIVABLES CORPORATION

By:      Citicorp North America, Inc.
              as Attorney-in-Fact

By:
   --------------------------------
      Name:
      Title:


CIESCO, L.P.

By:      Citicorp North America, Inc.
              as Attorney-in-Fact

By:
   --------------------------------
      Name:
      Title:
                                                                   SCHEDULE I TO


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                                                          LETTER AMENDMENT NO. 5


                         NEW LOCKBOXES

BUSINESS UNIT OF POLYONE    LOCKBOX #      LOCATION        BANK
------------------------    ---------      --------        ----

Color                       73104          Chicago         Bank One, NA

Engineered Materials        751717         Charlotte       Wachovia Bank, N.A.

Southwest Chemicals         101740         Atlanta         Wachovia Bank, N.A.

Elastomers(1)               70105          Chicago         Bank One, NA

Elastomers(2)               751545         Charlotte       Wachovia Bank, N.A.




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


                                                                       EXHIBIT A
                                                                              TO
                                                          LETTER AMENDMENT NO. 5


                                                      June ___, 2001


To Citicorp North America, Inc., as Agent
Citibank, N.A.
Ciesco, L.P. and
Corporate Receivables Corporation

                               POLYONE CORPORATION
                               -------------------

Ladies and Gentlemen:

         I furnish this opinion to you pursuant to Section 5(d) of Letter Amendment No. 5 dated as of June 22, 2001 (the "Amendment") among PolyOne Corporation (the "Seller"), Ciesco, L.P., Corporate Receivables Corporation, Citibank, N.A. and Citicorp North America, Inc., as Agent. Each term defined in the Amendment, when used herein, shall have the meaning therein defined.

         As counsel of the Seller, I and/or attorneys under my supervision have examined:

1. The Amendment;
2. The Agreements;
3. The documents furnished by the Seller pursuant to Section 5 of the Amendment;
4. The Certificate of Incorporation of the Seller and all amendments thereto (the "Charter"); and
5. The by-laws of the Seller and all amendments thereto (the "By-Laws").

         As to questions of fact material to such opinion, I have, in the case of relevant facts not independently established by me, relied upon certificates of the Seller or its officers or of public officials. I have assumed the due execution and delivery, pursuant to due authorization, of the agreements by all parties other than the Seller. I have also examined such other documents and records and have made such investigation of law, as I deem necessary and relevant to form a basis for this opinion.

         I have qualified and remain qualified to practice law in the State of Ohio and I do not express an opinion on any laws other than the laws of the State of Ohio, and the Federal laws of the United States.

         Based upon the foregoing and upon such investigation as I have deemed necessary, I opine as follows:



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


         1. The Seller has duly incorporated under the laws of the State of Ohio, and remains duly incorporated and validly exists as a corporation in good standing under the laws of the State of Ohio. The Seller has qualified to do business and remains qualified to do business, and has achieved good standing status and remains in good standing, in every jurisdiction where the nature of the Seller's business requires that the Seller so qualify, except where the failure to so qualify would not have a material adverse effect on the Seller.

         2. The due execution, delivery, and performance by the Seller of the Amendment, and the Agreements as amended by the Amendment, all lie wholly within Seller's corporate powers, have received due authorization by all necessary corporate action, and (a) do not contravene (i) the Charter or the By-laws or (ii) any law, rule or regulation applicable to the Seller or (iii) any contractual or legal restriction applicable to Seller, and (b) do not result in or require the creation of any Adverse Claim (other than pursuant to the Agreements as amended by the Amendment) upon or with respect to any of the Seller's properties. The Seller has duly executed and delivered the Amendment.

         I have provided the above opinions solely for your use with respect to matters pertaining specifically to Seller in the above-described transaction and no other person may reproduce, file publicly or rely upon the same for any purpose whatsoever without the express written consent of the undersigned. I express the opinions set forth herein as of the date hereof and no undertaking exists to advise you of any change that may subsequently come to my attention in the facts and/or legal conclusions upon which I base such opinions.

                                                  Very truly yours,


                                                  -------------------------






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